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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                (AMENDMENT NO. 1)



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 12, 1999



                            THE ACKERLEY GROUP, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



          1-10321                                          91-1043807
----------------------------                       ---------------------------
 (Commission File Number)                        IRS Employer Identification No.



                          1301 Fifth Avenue, Suite 4000
                            Seattle, Washington 98101
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (206) 624-2888



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Audited financial statements for station WOKR(TV) for the period ending December 31, 1998 and unaudited financial statements for the period ending March 31, 1998 are hereby incorporated by reference to the Registration Statement on Form S-3 (Amendment No. 1) (Registration No. 333-49711) of The Ackerley Group, Inc. as filed with the Securities and Exchange Commission on June 18, 1999 (the "Registration Statement").

         (b)      Pro forma financial information.

                  Pro forma financial information relative to the Company's acquisition of station WOKR(TV) is included in the Registration Statement under the heading "Unaudited Pro Forma Condensed Consolidated Financial Information" and is hereby incorporated by reference herein.


         (c)      Exhibits.

                  10.3 Asset Purchase Agreement between Sinclair Communications, Inc. and The Ackerley Group, Inc. dated as of September 25, 1998.(1)

                  10.4 Credit Agreement dated January 22, 1999 , by and among The Ackerley Group, Inc., First Union National Bank, Fleet Bank, N.A., Union Bank of California, N.A., KeyBank National Association, and Bank of Montreal, Chicago Branch, as agents, and the other lenders party thereto(2)

                  99      Press release issued by Company, dated April 13, 1999*

--------------
 *   Previously filed.

(1) Incorporated by reference to Exhibit 10 to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.

(2) Incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-4 (Registration No. 333-71583).






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  Dated: June 24, 1999



                                        THE ACKERLEY GROUP, INC.



                                        By:  /s/ Keith W. Ritzmann
                                             --------------------------------
                                             Keith W. Ritzmann
                                             Senior Vice President and Chief
                                               Information Officer, Assistant
                                               Secretary and Controller






















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